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                                  EXHIBIT 21


                SUBSIDIARIES OF ROCHESTER TELEPHONE CORPORATION
                             AS OF March 15, 1995

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                                     STATE OF
NAME OF SUBSIDIARY               INCORPORATION        BUSINESS NAMES USED
- ------------------               -------------        -------------------
Frontier Communications of            AL              Monroeville Telephone
Alabama, Inc.                                         Company, Inc.;
(A subsidiary of                                      Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of            AL              Lamar County Telephone
Lamar County, Inc.                                    Company, Inc.;
(A subsidiary of                                      Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of            AL              Southland Telephone
the South, Inc.                                       Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Montel Communications, Inc.           AL              Montel Communications,
(A subsidiary of Frontier                             Inc.
Communications of Alabama, Inc.)

Southland Rural Cellular              AL              Southland Rural
Company, Inc.                                         Cellular Company, Inc.
(A subsidiary of Frontier
Communications of the South, Inc.)

RCI Long Distance Canada Ltd.         Ontario,        RCI Long Distance
(A subsidiary of                      Canada          Canada Ltd.
Frontier Telecommunications Inc.)

Binghamton MSA Corp.                  DE              Binghamton MSA Corp.
(A subsidiary of
Frontier Cellular Holding Inc.)

Budget Call Long Distance,            DE              Budget Call Long
Inc.                                                  Distance, Inc.
(A subsidiary of Frontier
Communications International Inc.)

Frontier Cellular                     DE              Rochester Tel Cellular
Holding Inc.                                          Holding Corporation;
(A subsidiary of Frontier                             RTCHC; FCHI
Telecommunications Holding Inc.

Frontier Communications               DE              RCI Long Distance,
International Inc.                                    Inc.; Budget Call;
(A subsidiary of                                      Mid Atlantic
Frontier Telecommunications Inc.)                     Telecom; Frontier
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
Frontier Communications of            DE              RCI Long Distance New
New England, Inc.                                     England, Inc.; Long
(A subsidiary of                                      Distance North; LDN;
Frontier Telecommunications Inc.)                     Mid Atlantic Telecom;
                                                      Frontier

Frontier Communications of            DE              Frontier Communications
Rochester, Inc.                                       F-Com
(A subsidiary of Frontier
Corporation)

Frontier Information                  DE              Distributed Solutions;
Technologies, Inc.                                    DSI; FIT
(A subsidiary of Frontier
Corporation)

Frontier InfoServices Inc.            DE              Visions Publishing
(A subsidiary of                                      Inc.; Visions Inc.;
Frontier Subsidiary Telco Inc.)                       Frontier InfoServices

Frontier Long Distance of             DE              Visions Long Distance
America, Inc.                                         America Inc; Breezewood
(A subsidiary of                                      Tel Long Distance;
Frontier Subsidiary Telco Inc.)                       Canton Tel Long
                                                      Distance; Vista Tel
                                                      Long Distance; C,C&S
                                                      Tel Long Distance;
                                                      St. Croix Tel Long
                                                      Distance; Frontier

Frontier Network Systems Inc.         DE              Rotelcom Inc.; Anixter-
(A subsidiary of                                      Rotelcom; Rotelcom
Frontier Telecommunications Inc.)                     Network Systems; SGT
                                                      Business Systems;
                                                      Frontier

Frontier Subsidiary                   DE              Rochester Tel
Telco Inc.                                            Subsidiary Telco, Inc.;
(A subsidiary of                                      RTSTI; FSTI
Frontier Corporation)

Frontier Telecommunications           DE              Rochester Tel
Inc.                                                  Telecommunications
(A subsidiary of Frontier                             Corporation; RTTC; FTI
Telecommunications Holding Inc.)

Frontier Telecommunications           DE              Rochester Tel
Holding Inc.                                          Telecommunications
(A subsidiary of Frontier                             Holding Corporation;
Corporation)                                          RTTHC; FTHI

NY RSA 4 Inc.                         DE              NY RSA 4 Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)
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
PAGECO, Inc.                          DE              PAGECO, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

Rochester Subsidiary                  DE              Rochester Subsidiary
Twenty-Eight, Inc.                                    Twenty-Eight, Inc.
(A subsidiary of Frontier
Telecommunications Inc.)

RTC Main Street, Inc.                 DE              RTC Main Street, Inc.
(A subsidiary of
Frontier Corporation)

RTMC Holding, Inc.                    DE              RTMC Holding, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

Rochester Holding Corporation         DE              Rochester Holding
(A subsidiary of                                      Corporation
Frontier Corporation)

Rochester Tel Mobile RSA 2,           DE              Rochester Tel Mobile
Inc.                                                  RSA 2, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

Rochester Telephone                   DE              RTMC, Inc.
Mobile Communications, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

Rochester Tel Subsidiary              DE              Rochester Tel
Capital Services Inc.                                 Subsidiary Capital
(A subsidiary of                                      Services Inc.
Frontier Corporation)

Rochester Tel Subsidiary              FL              Rochester Tel
Twenty-Six, Inc.                                      Subsidiary Twenty-Six,
(A subsidiary of Frontier                             Inc.
Telecommunications Holding Inc.)

Rochester Tel Subsidiary              FL              Rochester Tel
Twenty-Seven, Inc.                                    Subsidiary Twenty-
(A subsidiary of Frontier                             Seven, Inc.
Telecommunications Holding Inc.)

Fairmount Cellular Inc.               GA              Fairmount Cellular Inc.
(A subsidiary of Frontier
Communications of Fairmount,Inc.)
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
Frontier Communications of            GA              Fairmount Telephone
Fairmount, Inc.                                       Company, Inc.;
(A subsidiary of                                      Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of            GA              Statesboro Telephone
Georgia, Inc.                                         Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Telecommunications           IA              Vista Telephone
of Iowa, Inc.                                         Company of Iowa;
(A subsidiary of                                      Frontier
Frontier Subsidiary Telco Inc.)

DePue Communications, Inc.            IL              DePue Communications,
(A subsidiary of Frontier                             Inc.
Communications of DePue, Inc.)

Frontier Communications-Midland,      IL              Midland Telephone Midland,
Inc.                                                  Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications-Prairie,      IL              Prairie Telephone
Inc.                                                  Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications-Schuyler,     IL              Schuyler Telephone
Inc.                                                  Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of            IL              DePue Telephone Company
DePue, Inc.                                           Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of            IL              Inland Telephone
Illinois, Inc.                                        Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of            IL              Lakeside Telephone
Lakeside, Inc.                                        Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of            IL              Mt. Pulaski Telephone
Mt. Pulaski, Inc.                                     and Electric Company;
(A subsidiary of                                      Mt. Pulaski Telephone
Frontier Subsidiary Telco Inc.)                       Company; Frontier
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
Frontier Communications of            IL              Orion Telephone
Orion, Inc.                                           Exchange Association;
(A subsidiary of                                      Frontier
Frontier Subsidiary Telco Inc.)

O. T. Cellular Telephone              IL              O. T. Cellular
Company                                               Telephone Company
(A subsidiary of
Frontier Communications of
Orion, Inc.)

Schuyler Cellular, Inc.               IL              Schuyler Cellular, Inc.
(A subsidiary of Frontier
Communications - Schuyler, Inc.)

Frontier Communications of            IN              Citizens Telephone
Indiana, Inc.                                         Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of            IN              Thorntown Telephone
Thorntown, Inc.                                       Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

TDCI, Ltd.                            IN              Thorntown Development
(A subsidiary of                                      Company, Inc.; TDCI,
Frontier Communications of                            Ltd.
Thorntown, Inc.)

C, C & S Service Corp.                MI              C, C & S Service Corp.
(A subsidiary of
C, C & S Systems, Inc.)

C, C & S Systems, Inc.                MI              C, C & S Systems, Inc.
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of            MI              C, C & S Telco, Inc.;
Michigan, Inc.                                        Frontier
(A subsidiary of
C, C, & S Systems, Inc.)

Frontier Communications               MN              Vista Telephone Company
of Minnesota, Inc.                                    of Minnesota; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Telemanagement Inc.          MN              Visions Telemanagement
(A subsidiary of                                      Services, Inc.;
Frontier Subsidiary Telco Inc.)                       Frontier Telemanagement

Frontier Communications of            MS              Mid-South Telephone
Mississippi, Inc.                                     Company, Inc.;
(A subsidiary of                                      Frontier
Frontier Subsidiary Telco Inc.)
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
Mid-South Cablevision                 MS              Mid-South Cablevision
Company, Inc.                                         Company, Inc.
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of            NY              AuSable Valley
AuSable Valley, Inc.                                  Telephone Company;
(A subsidiary of                                      Frontier
Frontier Corporation)

Frontier Communications of            NY              Highland Telephone
New York, Inc.                                        Company; Frontier
(A subsidiary of
Frontier Corporation)

Frontier Communications of            NY              Seneca-Gorham Telephone
Seneca-Gorham, Inc.                                   Corporation; Frontier
(A subsidiary of
Frontier Corporation)

Frontier Communications of            NY              Sylvan Lake Telephone
Sylvan Lake, Inc.                                     Company, Inc.; Frontier
(A subsidiary of
Frontier Corporation)

Frontier Long Distance of             NY              Visions Long Distance
New York, Inc.                                        New York Inc.;
(A subsidiary of                                      Highland Tel Long
Frontier Subsidiary Telco Inc.)                       Distance; Sylvan Lake
                                                      Tel Long Distance;
                                                      AuSable Valley Tel Long
                                                      Distance; Frontier

New York Independent Cellular         NY              NYICS
Systems, Inc.                                         (Part of Utica-Rome
(A subsidiary of                                      Cellular Partnership)
Frontier Cellular Holding Inc.)

Oneida County Cellular                NY              Oneida County Cellular
Systems, Inc.                                         (Part of Utica-Rome
(A subsidiary of                                      Cellular Partnership)
Frontier Cellular Holding Inc.)

Phoncom Inc.                          NY              Phoncom Inc.
(A subsidiary of                                      (Part of Utica-Rome
Frontier Cellular Holding Inc.)                       Cellular Partnership)

Rochester Telephone Corp.             NY              Rochester Telephone
(A subsidiary of                                      Corp.; RTC
Frontier Corporation)

Taconic Long Distance                 NY              Taconic Long Distance
Service Corp.                                         Service Corp.
(A subsidiary of
Frontier Telecommunications Inc.)
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
Vernon Cellular Inc.                  NY              Vernon Cellular Inc.
(A subsidiary of                                      Part of the Utica-Rome
Frontier Cellular Holding Inc.)                       Cellular Partnership

Enterprise Marketing Services         PA              Enterprise Marketing
Inc.                                                  Services Inc.
(A subsidiary of Frontier
Communications of Pennsylvania, Inc.)

Frontier Communications of            PA              Breezewood Telephone
Breezewood, Inc.                                      Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of            PA              Canton Telephone
Canton, Inc.                                          Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of            PA              Lakewood Rural
Lakewood, Inc.                                        Telephone Company;
(A subsidiary of                                      Lakewood Telephone
Frontier Subsidiary Telco Inc.)                       Company; Frontier

Frontier Communications of            PA              Oswayo River Telephone
Oswayo River, Inc.                                    Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of            PA              Enterprise Telephone
Pennsylvania, Inc.                                    Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of            VA              Mid Atlantic Telecom, the
Mid Atlantic, Inc.                                    Inc.; Frontier
(A subsidiary of Frontier
Telecommunications Inc.)

Frontier Communications-              WI              Lakeshore Telephone
Lakeshore, Inc.                                       Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications -             WI              St. Croix Telephone
St. Croix, Inc.                                       Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of            WI              Mondovi Telephone
Mondovi, Inc.                                         Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)
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
Frontier Communications of            WI              Viroqua Telephone
Viroqua, Inc.                                         Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of            WI              Urban Telephone
Wisconsin, Inc.                                       Corporation; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

New Richmond Cable                    WI              New Richmond Cable
Company, Inc.                                         Company, Inc.
(A subsidiary of Frontier
Communications - St. Croix, Inc.)
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